EXHIBIT 10.1
     ASSUMPTION AGREEMENT, dated as of December 22, 2009, made by TheNextRound, Inc. (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.
W I T N E S S E T H :
     WHEREAS, Sunshine Acquisition II, Inc., (the “Initial US Borrower”), SS&C Technologies, Inc., (the “Surviving US Borrower”), SS&C Technologies Canada Corp., as CDN Borrower, the Lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent (the “Canadian Administrative Agent”) and the Administrative Agent have entered into a Credit Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, in connection with the Credit Agreement, the Initial US Borrower, the Surviving US Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders;
     WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and
     WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;
     NOW, THEREFORE, IT IS AGREED:
     1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants, to the extent applicable, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
     2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

THENEXTROUND, INC.
By:	/s/ Patrick J. Pedonti
	Name:	Patrick J. Pedonti
	Title:	Chief Financial Officer

[Signature Page to Assumption Agreement]

Annex 1-A to
Assumption Agreement
Supplement to Schedule 1
None.
Supplement to Schedule 2
Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares
TheNextRound, Inc.	common stock, no par value per share	6	9,250,000

TheNextRound, Inc. — EAFE, LTD.	common stock, $.01 par value per share	2	100
Supplement to Schedule 3
Uniform Commercial Code Filings

Grantor	Office
TheNextRound, Inc.	Massachusetts Secretary of the Commonwealth
Actions with respect to Pledged Stock
     All certificates representing any Pledged Stock to be delivered to the Administrative Agent.
Other Actions
None.
Supplement to Schedule 4

Grantor	Jurisdiction of Organization	Location of Chief Executive Office
TheNextRound, Inc.	Massachusetts	1881 Worcester Road, Suite 202 Framingham, MA 01701
Supplement to Schedule 5

Grantor	Location
TheNextRound, Inc.	Massachusetts

Supplement to Schedule 6
TheNextRound, Inc. owns the following:
Common law trademark (no registered trademarks): TheNextRound
Common law copyrights with respect to its written materials (no registered copyrights)
Domain Names in the Name of TheNextRound, Inc.

Grantor	Domain Name	Type	Expiration Date
TheNextRound, Inc.	TheNextRound.com	Company web site	5/01/2010

TheNextRound, Inc.	TheNextRound.UK	Internal Use	3/06/2011

TheNextRound, Inc.	TNRSolution.com	Internal Use	9/02/2011
Software in the Name of TheNextRound, Inc.

Grantor	Software
TheNextRound, Inc.	TNRSolution
Xtranet
Portfolio Portal
TNR Notification Services
TNR AutoSync Services
TNR Import Services
TNR Scheduler
TNR Web Notes
List of Licenses and Other Agreements in the Name of TheNextRound, Inc.
1.	Letter of Understanding regarding Software License Agreement between Parthenon Capital LLC and the Company dated May 16, 2002.

2.	Software License Agreement and Letter of Understanding between Bain Capital and the Company dated December 18, 2002.

3.	Letter of Understanding between NVP Management Company and the Company dated June 13, 2003.

4.	Letter of Understanding for licensing software between CommVest, LLC and the Company dated July 24, 2003.

5.	Letter of Understanding related to Software License Agreement between Onex Corporation and the Company dated October 29, 2003.

6.	Software License and reseller Agreement between Geller & Company, LLC and the Company dated November 21, 2003.

7.	Letter of Understanding related to Software License Agreement between Vimac Ventures LLC and the Company dated December 16, 2003.

8.	Letter of Understanding re: Software License Agreement between Kohlberg & Co. and the Company dated March 2, 2004.

9.	Letter of Understanding between British Columbia Investment Management Corp. and the Company dated March 30, 2004.

10.	Letter of Understanding for licensing of software between Columbia Investment Management Company and the Company dated April 13, 2004.

11.	Letter of Understanding between CAI Managers and Co, L.P., and the Company dated May 3, 2004.

12.	Letter of Understanding for Software License between FEF Management Services, LLC and the Company dated May 26, 2004.

13.	Letter of Understanding for Software License Agreement between Pfizer Inc. and the Company dated June 2, 2004.

14.	Letter of Understanding regarding Software License Agreement between Softbank and the Company dated July 15, 2004.

15.	Software License Agreement between CMEA Ventures and the Company dated September 14, 2004.

16.	Software License Agreement between Parish Capital Advisors LLC and the Company dated September 17, 2004.

17.	Software License Agreement between KPS Special Situations Fund LP and the Company dated October 8, 2004.

18.	Software License Agreement between Battery Management Corp and the Company dated October 18, 2004.

19.	Software License Agreement between DW Management Services, LLC and the Company dated October 26, 2004.

20.	Software License Agreement between Accel-KKRand the Company dated December 9, 2004.

21.	Software License Agreement between Castanea Partners and the Company dated December 9, 2004.

22.	Software License Agreement between Riverside Europe Partners, LLC and the Company dated December 13, 2004.

23.	Software License Agreement between Advantage Partners, Inc. and the Company dated December 16, 2004.

24.	Software License Agreement between OH Administration Corp and the Company dated December 21, 2004.

25.	Software License Agreement between TCMI, Inc. and the Company dated December 21, 2004.

26.	Software License Agreement between Wednesday Management, LLC (Valhalla Partners) and the

Company dated December 21, 2004.

27.	Software License and Services Agreement between ATV Capital Management and the Company dated January 10, 2005.

28.	Software License Agreement between Johnson & Johnson Development Corporation and the Company dated January 24, 2005.

29.	Software License Agreement between Canada Pension Plan Investment Board and the Company dated February 11, 2005.

30.	Software License and Maintenance Agreement between Good View Group Limited and the Company dated March 2, 2005.

31.	Software License Agreement between Southern Cross Group and the Company dated March 8, 2005.

32.	Software License Agreement between Heidelberg Innovation Funds Management GmbH and the Company dated March 16, 2005.

33.	Software License Agreement between Quadrangle Group and the Company dated March 31, 2005.

34.	Software License Agreement between Gabriel Investment Services, Inc. and the Company dated April 15, 2005.

35.	Software License Agreement between Public Sector Pension Investment Board and the Company dated April 18, 2005.

36.	Software License Agreement between Spur Capital Partners and the Company dated April 22, 2005.

37.	Software License Agreement between Ritchie Capital Management LLC and the Company dated May 9, 2005.

38.	Software License Agreement between Celtic House Venture Partners and the Company dated May 16, 2005.

39.	Software License Agreement between Wexford Capital LLC and the Company dated May 19, 2005.

40.	Software License Agreement between Windpoint Partners and the Company dated May 31, 2005.

41.	Software License Agreement between University of Colorado Foundation and the Company dated June 9, 2005.

42.	Software License Agreement between Drum Capital Management and the Company dated July 18, 2005.

43.	Software License Agreement between Calverts Street Capital Partners and the Company dated July 28, 2005.

44.	Software License Agreement between Pegasus Capital Advisors, L.P. and the Company dated August 10, 2005.

45.	Software License Agreement between Aetos Capital and the Company dated August 10, 2005.

46.	Software License Agreement between Diamond Castle Holdings and the Company dated September 9, 2005.

47.	Software License Agreement between Precision Capital Advisors, LLC and the Company dated September 21, 2005.

48.	Software License Agreement between Symphony Capital LLC and the Company dated September 21, 2005.

49.	Software License Agreement between FLAG Capital Management, LLC and the Company dated September 27, 2005.

50.	Software License Agreement between AIC Limited and the Company dated September 30, 2005.

51.	Software License Agreement between Warburg Pincus LLC and the Company dated October 18, 2005.

52.	Software License Agreement between Sierra Ventures Management, LLC and the Company dated October 26, 2005.

53.	Software License Agreement between Arcano Capital and the Company dated November 21, 2005.

54.	Software License Agreement between Rockport Capital Partners LLC and the Company dated November 21, 2005.

55.	Software License Agreement between RL-2, Inc. and the Company dated November 30, 2005.

56.	Software License Agreement between Little Hawk Capital Management LLC and the Company dated December 2, 2005.

57.	Software License Agreement between Starling Holding Limited and the Company dated December 13, 2005.

58.	Software License Agreement between China Renaissance Capital Investment Limited and the Company dated December 22, 2005.

59.	Additional Software License Agreement between Tailwind Capital Partners and the Company dated December 22, 2005.

60.	Software License Agreement between Bank of Oklahoma and the Company dated December 27, 2005.

61.	Software License Agreement between KSL Capital Partners and the Company dated December 28, 2005.

62.	Software License Agreement and Addendum between Nordic Venture Partners ApS and the Company dated December 28, 2005.

63.	Software License Agreement between vSpring Capital and the Company dated December 29, 2005.

64.	Software License Agreement between American Securities Capital Partners, LLC and the Company dated December 30, 2005.

65.	Software License Agreement between William Blair & Company, L.L.C and the Company dated January 31, 2006.

66.	Software License Agreement between Unilever Technology Ventures and the Company dated February 16, 2006.

67.	Software License Agreement between Horizon Capital Advisors and the Company dated February 22, 2006.

68.	Schedule A — Software licenses — Fund of Fund between Bain Capital and the Company dated February 27, 2006.

69.	Software License Agreement between Heritage Partners, Inc. and the Company dated March 10, 2006.

70.	Software License Agreement between SPG Partners, LLC and the Company dated March 16, 2006.

71.	Software License Agreement between Onset Venture Services Corporation and the Company dated March 28, 2006.

72.	Software License Agreement between Latin Idea Advisors, LLC and the Company dated March 30, 2006.

73.	Software License Agreement between General Catalyst Group Management LLC and the Company dated April 14, 2006.

74.	Software License Agreement between Emory Investment Management and the Company dated April 21, 2006.

75.	Software License Agreement between JVP and the Company dated May 8, 2006.

76.	TNR Solution Order Form between Parish Capital Advisors, LLC and the Company dated May 25, 2006.

77.	Software License Agreement between NeoCarta Ventures and the Company dated May 25, 2006.

78.	Software License Agreement between UNC Management Company and the Company dated May 26, 2006.

79.	Software License Agreement between Fifth Street Capital LLC and the Company dated May 31, 2006.

80.	Software License Agreement between Halyard Securities and the Company dated May 31, 2006.

81.	Software License Agreement between Legacy Venture Management, LLC and the Company dated June 5, 2006.

82.	Software License Agreement between Tano Capital LLC and the Company dated June 22, 2006.

83.	Master Services Agreement, Work order and Licensing Agreement between Viacom, Inc. and the Company dated June 28, 2006

84.	Software License Agreement between Charterhouse Group, Inc. and the Company dated June 30, 2006.

85.	Software License Agreement between Clarion Capital Partners, LLC and the Company dated June 30, 2006.

86.	Software License Agreement between India Equity Partners and the Company dated August 10, 2006.

87.	Software License Agreement between Fenway Partners and the Company dated August 21, 2006.

88.	Software License Agreement between Harbour Group Industries, Inc. and the Company August 25, 2006.

89.	Software License Agreement between Lightspeed Venture Partners and the Company dated August 31, 2006.

90.	Schedule A Software License between Parish Capital LLC and the Company dated September 1, 2006.

91.	Software License Agreement between Summit Strategies Group and the Company dated September 1, 2006.

92.	Schedule A — Software Licenses between AIF Capital (Good View Group Limited) and the Company dated September 6, 2006.

93.	Software License Agreement between Trident Capital, Inc. and the Company dated September 21, 2006.

94.	Software License Agreement between Fund Management Services LCC and the Company dated September 26, 2006.

95.	Software License Agreement between Seaport Capital, LLC and the Company dated September 29, 2006.

96.	Software License Agreement between Novak Biddle Venture Partners and the Company dated October 16, 2006.

97.	Software License Agreement between 5 AM Ventures and the Company dated November 1, 2006

98.	Software License Agreement between Bank Muscat and the Company dated November 6, 2006.

99.	Software License Agreement between Presidio STX, LLC and the Company dated November 6, 2006.

100.	Software License Agreement between Linx Partners II, LLC and the Company dated November 10, 2006.

101.	Software License Agreement between In-Q-Tel and the Company dated November 19, 2006

102.	Software License Agreement between DeltaPoint Capital Management, LLC and the Company dated November 20, 2006.

103.	Software License Agreement between Alta Partners Management Corporation and the Company dated November 30, 2006.

104.	Software License Agreement between Mvalue Management Limited and the Company dated December 11, 2006.

105.	Software License Agreement between Mvision Partners LLP and the Company dated December 11, 2006.

106.	Agreement for Additional Software Licenses between Valhalla Partners and the Company dated December 13, 2006.

107.	Software License Agreement between Candover Services, Ltd and the Company with specifications dated December 21, 2006.

108.	Software License Agreement between Candover Services Limited and the Company dated December 21, 2006.

109.	Software License Agreement between State General Reserve Fund and the Company dated December 25, 2006.

110.	Software License Agreement between Paul Capital Investments LLC and the Company dated December 29, 2006.

111.	Additional Software License Agreement between Tailwind Capital Partners and the Company dated January 5, 2007.

112.	Software License Agreement between Axcel Management A/S and the Company dated January 24, 2007.

113.	Software License Agreement between Walton Street Capital and the Company dated January 24, 2007.

114.	Software License Agreement between Clayton, Dubilier & Rice, Inc. and the Company dated February 13, 2007.

115.	Software License Agreement between Union Square Partners Management, LLC and the Company dated February 20, 2007.

116.	Software License Agreement between Mercaptial, S.L. and the Company dated February 20, 2007.

117.	Software License Agreement between QEM Management LP and the Company dated February 20, 2007.

118.	Software License Agreement between Quantum Resource Management, LLC and the Company dated February 20, 2007.

119.	Software License Agreement between Hatteras Venture Management and the Company dated March 12, 2007.

120.	TNR Solution Schedule A- between Summit Strategies Group and the Company dated March 20, 2007.

121.	Software License and Maintenance Agreement between Vista Equity Partners, LLC and the Company dated March 21, 2007.

122.	Software License Agreement between Artiman Management LLC and the Company dated March 27, 2007.

123.	Software License Agreement between Orbimed and the Company dated March 27, 2007.

124.	Software License Agreement between New Zealand Venture Investment Fund Limited and the Company dated March 30, 2007.

125.	Software License Agreement between Vedanta Capital LLC and the Company dated March 30, 2007.

126.	Software License Agreement between The Public School Retirement System of Missouri and the Company dated March 31, 2007.

127.	Software License Agreement between LaSalle Capital Group LP and the Company dated April 13, 2007.

128.	Software License Agreement between Cinven Services Limited and the Company dated April 26, 2007.

129.	Software License Agreement between Centerbridge Partners, L.P. and the Company dated April 27, 2007.

130.	Software License Agreement between E&E Capital Advisors LLC and the Company dated April 20, 2007.

131.	Software License Agreement between C.V. Starr & Co. and the Company dated May 15, 2007.

132.	Software License Agreement between Maveron LLC and the Company dated May 25, 2007.

133.	Software License Agreement between Lee Equity Partners, LLC and the Company dated May 25, 2007.

134.	Software License Agreement between Technology Partners and the Company dated May 25, 2007.

135.	Software License Agreement between Stone Tower Operating LP and the Company dated May 30, 2007.

136.	Software License Agreement between TowerBrook Capital Partners, L.P. and the Company dated May 31, 2007.

137.	Software License Agreement between Star Capital Partners Limited and the Company dated June 1, 2007.

138.	Software License Agreement between Madison Dearborn Partners and the Company dated June 15, 2007.

139.	Software License Agreement between .406 Ventures and the Company dated June 15, 2007.

140.	Software License Agreement between Great Hill Partners, LLC and the Company dated June 21, 2007.

141.	Addendum between E&E Capital Advisors LLC and the Company dated June 21, 2007.

142.	Software License Agreement between AIG Global Asset Management Holdings Corp. and the Company. 2007.

143.	Software License Agreement between Varde Management L.P. and the Company dated June 29, 2007.

144.	Schedule A1- Additional Software License Agreement between Varde Management. L.P. and the Company dated July 29, 2007.

145.	Software License Agreement between Ignition Partners and the Company dated June 29, 2007.

146.	Software License Agreement between Ignition Partners and the Company dated June 29, 2007.

147.	Schedule A — Software Licenses Agreement signed by Advantage dated July 12, 2007.

148.	Statement of Work AIG Global Asset Management Holdings Corp. and the Company. July 26, 2007.

149.	Software License Agreement between Joliment Capital Pty Ltd and the Company dated August 2007.

150.	Software License Agreement between Verax Capital LLC and the Company dated August 3, 2007.

151.	Software License Agreement between Montagu Newhall Associates, Inc and the Company dated August 7, 2007.

152.	Software License Agreement between Great Hill Partners, LLC and the Company dated August 9, 2007.

153.	Software License Agreement between GEM Realty Capital Inc. and the Company dated August 20, 2007.

154.	Software License and Maintenance Agreement between Aetos Capital and the Company dated August 24, 2007.

155.	Software License Agreement between Arbor Investment Management, LLC and the Company dated August 30, 2007.

156.	Software License Agreement between Aquiline Holdings, LLC and the Company dated September 21, 2007.

157.	Software License Agreement between TA Realty, LLC and the Company dated September 21, 2007.

158.	Software License Agreement between Coral Capital Management and the Company dated September 27, 2007.

159.	Software License Agreement between Stephens Investment Holdings L.L.C. and the Company dated September 28, 2007.

160.	Software License Agreement between Avista Capital Holdings, LP and the Company dated September 28, 2007.

161.	Software License Agreement between Equitybox SCR SAU and the Company dated September 28, 2007.

162.	Software License Agreement between Forest Capital Partners, LLC and the Company dated September 28, 2007.

163.	Software License Agreement between Castle Harlan, Inc. and the Company dated September 29, 2007.

164.	Software License Agreement between Applegate & Collatos and the Company dated November 2, 2007.

165.	Software License, Development and Maintenance Agreement between The Bank of New York

Mellon Corporation and the Company dated November 2, 2007.

166.	Software License and Maintenance Agreement between HSBC Technology & Services (USA), Inc. and the Company dated November 7, 2007.

167.	Software License Agreement and In-Q-Tel Licensing Agreement between In-Q-Tel, Inc. and the Company dated November 19, 2007.

168.	Software License Agreement between Industriens Pension and the Company dated December 2, 2007.

169.	Software License Agreement between Pfingsten Partners and the Company dated December 7, 2007.

170.	Software License Agreement between TZP Group and the Company dated December 11, 2007.

171.	Software License Agreement between Relatively Management, LC and the Company dated December 11, 2007.

172.	Software License Agreement between Gulf Capital Pvt, JSC and the Company dated December 14, 2007.

173.	Software License Agreement between Scale Management, LLC and the Company dated December 18, 2007.

174.	Software License Agreement between LNK Partners and the Company dated December 20, 2007.

175.	Software License Agreement between Searchlight Management Co, LLC and the Company dated December 20, 2007.

176.	Software License Agreement between Century Capital Management and the Company dated December 28, 2007.

177.	Software License Agreement between Sports Venture Partners and the Company dated December 31, 2007.

178.	Software Components Licensing Agreement between mbm Technology, LLC and the Company dated January 2, 2008.

179.	Software License Agreement between Moelis and Company Holdings LLC and the Company dated January 9, 2008.

180.	Software License Agreement between Delta Partners and the Company dated January 23, 2008.

181.	Software License Agreement between Carousel Capital LLC and the Company dated January 28, 2008.

182.	Software License Agreement between Code Hennessy & Simmons LLC and the Company dated January 31, 2008.

183.	Software License Agreement between Falconhead Capital LLC and the Company dated February 15, 2008.

184.	Software License Agreement between Vision Capital Limited and the Company dated March 6, 2008.

185.	Software License Agreement between Gresham Partners, LLC and the Company dated March 12, 2008.

186.	Software License Agreement between Private Equity Funds Research And Investments Co., Ltd. and the Company dated March 14, 2008.

187.	Software License Agreement between Ancor Holdings, LP and the Company dated March 18, 2008.

188.	Software License Agreement between American Industrial Partners and the Company dated March 24, 2008.

189.	Software License Agreement between The Greenspun Corporation and the Company dated March 25, 2008.

190.	Software License Agreement between The Stephens Group L.L.C. and the Company dated March 31, 2008.

191.	Software License Agreement between Al Subeeei Group and the Company dated March 31, 2008.

192.	Software License Agreement between Panorama Capital LLC and the Company dated March 31, 2008.

193.	Software License Agreement between RLJ Companies and the Company dated March 31, 2008.

194.	Schedule A — Software Licenses between 5am Ventures and the Company dated April 21, 2008.

195.	Software License Agreement between Platinum Equity, LLC and the Company dated May 5, 2008.

196.	Software License Agreement between Excel Medical Ventures and the Company dated May 28, 2008.

197.	Software License Agreement between Saw Mill Capital LLC and the Company dated May 28, 2008.

198.	Software License Agreement between NGP Midstream & Resources, L.P. and the Company dated May 30, 2008.

199.	Software License Agreement between WTAS, LLC and the Company dated May 30, 2008.

200.	Software License Agreement between Gruss & Co. Inc. and the Company dated June 5, 2008.

201.	Software License Agreement between Psilos Group Managers, LLC and the Company dated June 5, 2008.

202.	Software License Agreement between Cardinal Growth Corp. and the Company dated June 12, 2008.

203.	Software License Agreement between NGP Energy Capital Management and the Company dated May 20, 2008.

204.	Software License Agreement between Wilsey Bennett, Inc. and the Company dated June 24, 2008

205.	Schedule A — Site License Upgrade Agreement between the Stephens Group, LLC and the Company dated June 26, 2008.

206.	Software License Agreement between AIG Global Asset Management Holdings Corp. and the Company dated June 28, 2007.

207.	Software License Agreement between Diamond Castle Holdings and the Company dated May 7, 2008

208.	Additional License Agreement between Artiman Ventures and the Company dated September 28, 2007.

209.	Schedule A — Software Licenses between PSRS and the Company dated June 19, 2008

210.	Software License Agreement between Perseus and the Company dated July 25, 2008

211.	Additional License Agreement between Great Hill and the Company dated August 25, 2008

212.	Software License Agreement between Lee Financial and the Company dated August 29, 2008

213.	Software License Agreement between Correlation Mgmt and the Company dated August 29, 2008

214.	Software License Agreement between Sorenson and the Company dated August 29, 2008

215.	Software License Agreement between Huntsman Gay Capital and the Company dated August 29, 2008

216.	Software License Agreement between Resilience Capital Partners and the Company dated August 29, 2008

217.	Software License Agreement between Claret Capital and the Company dated September 8, 2008

218.	Software License Agreement between GP Investments and the Company dated September 15, 2008

219.	Software License Agreement between Yucaipa American Funds and the Company dated September 24, 2008

220.	Software License Agreement between Vector Capital and the Company dated September 30, 2008

221.	Software License Agreement between Rothschild Realty and the Company dated September 30, 2008

222.	Software License Agreement between Marathon Asset Mgmt and the Company dated September 30, 2008

223.	Software License Agreement between Sentinel Capital and the Company dated October 13, 2008

224.	Schedule A — Advanced Xtranet Module between Relativity and the Company dated October 27, 2008

225.	Schedule A — Advanced Xtranet Module between Flag Capital and the Company dated October 27, 2008

226.	Schedule A — Advanced Xtranet Module between Windpoint and the Company dated November 10, 2008

227.	Schedule A — Advanced Xtranet Module between Pfingsten and the Company dated November 10, 2008

228.	Software License Agreement between Prime Group and the Company dated December 3, 2008

229.	Software License Agreement between Fisher Lynch and the Company dated December 11, 2008

230.	Additional License Agreement between New Zealand Ventures and the Company dated December 23, 2008

231.	Additional License Agreement between Capital Z and the Company dated December 23, 2008

232.	Additional License Agreement between Gruss E Fund and the Company dated December 24, 2008

233.	Software License Agreement between Essex Woodland and the Company dated December 24, 2008

234.	Software License Agreement between Tudor Pickering and the Company dated December 31, 2008

235.	Software License Agreement between Wasatch Advisors and the Company dated December 31, 2008

236.	Software License Agreement between Keyhaven Capital and the Company dated January 1, 2009

237.	Software License Agreement between Vitruvian Partners and the Company dated January 14, 2009

238.	Software License Agreement between Matthews, Carter and Boyce and the Company dated January 28, 2009

239.	Software License Agreement between EFG-Hermes and the Company dated January 28, 2009

240.	Schedule A — GL Module between Legacy Ventures and the Company dated February 20, 2009

241.	Software License Agreement between Stone Arch Capital and the Company dated March 21, 2009

242.	Software License Agreement between John Lang and the Company dated April 30, 2009

243.	Software License Agreement between Tisch Financial Mgmt and the Company dated May 21, 2009

244.	Software License Agreement between Montagu Newhall and the Company dated May 22, 2009

245.	Additional License Agreement between SGRF and the Company dated May 24, 2009

246.	Software License Agreement between Antaeus Enterprises and the Company dated May 30, 2009

247.	Software License Agreement between Compass Equity Advisors and the Company dated June 10, 2009

248.	Software License Agreement between Trilantic Capital and the Company dated June 12, 2009

249.	Software License Agreement between Energy Capital and the Company dated June 30, 2009

250.	Software License Agreement between Neuberger Berman and the Company dated June 30, 2009

251.	Additional License Agreement between LNK and the Company dated July 20, 2009

252.	Additional License Agreement between Tailwind and the Company dated July 29, 2009

253.	Additional License Agreement between Lee Equity Partners and the Company dated August 19, 2009

254.	Additional License Agreement between Essex and the Company dated August 31, 2009

255.	Software License Agreement between Andreessen Horowitz and the Company dated September 16, 2009

256.	Software License Agreement between Caledonia and the Company dated September 30, 2009

257.	Software License Agreement between Lyme Timber and the Company dated September 30, 2009

258.	Software License Agreement between University of Michigan and the Company Dated October 14, 2009

259.	Software License Agreement between Sigma Bleyzer and the Company dated October 16, 2009

260.	Software License Agreement between Novartis International AG and the Company dated October 20, 2009
The following clients of TheNextRound, Inc. are depositor affiliates (pursuant to agreements listed below) under the Two-Party Master Escrow Service Agreement dated April 1, 2005 between the TheNextRound, Inc., Depositor’s affiliates and Iron Mountain Intellectual Property Management Inc.:
1.	Software License Agreement between Alta Partners Management Corporation and the Company dated November 30, 2006.

2.	Letter of Understanding between British Columbia Investment Management Corp. and the Company dated March 30, 2004.

3.	Software License Agreement between Candover Services, Ltd and the Company with specifications dated December 21, 2006.

4.	Software License Agreement between Clarion Capital Partners, LLC and the Company dated June 30, 2006.

5.	Software License Agreement between Fund Management Services LCC and the Company dated September 26, 2006.

6.	Software License Agreement between GP Investments and the Company dated September 15

7.	Software License and Maintenance Agreement between HSBC Technology & Services (USA), Inc. and the Company dated November 7, 2007.

8.	Software License Agreement between JVP and the Company dated May 8, 2006.

9.	Software License Agreement between Mvalue Management Limited and the Company dated December 11, 2006.

10.	Software License Agreement between OH Administration Corp and the Company dated December 21, 2004.

11.	Software License Agreement between Onset Venture Services Corporation and the Company dated March 28, 2006.

12.	Software License Agreement between Pegasus Capital Advisors, L.P. and the Company dated August 10, 2005.

13.	Software License Agreement between Pfingsten Partners and the Company dated December 7, 2007.

14.	Software License Agreement between Presidio STX, LLC and the Company dated November 6, 2006.

15.	Software License Agreement between Varde Management L.P. and the Company dated June 29, 2007.

16.	Software License Agreement between Wexford Capital LLC and the Company dated May 19, 2005.